Execution Copy

AMENDMENT NO. 3
TO
CREDIT AGREEMENT

This AMENDMENT NO. 3 (this "Amendment") is entered into as of June 30, 2014, by and among NELNET, INC. (the "Borrower"), the Lenders (as defined in the Credit Agreement defined below) signatory hereto and U.S. BANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein but not now defined herein shall have the meaning given such terms in the Credit Agreement (as defined below).

WITNESSETH

WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Credit Agreement, dated as of February 17, 2012, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of March 16, 2012 and that certain Amendment No. 2 to Credit Agreement, dated as of March 28, 2013 (collectively, the "Credit Agreement");

WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Credit Agreement as follows:

SECTION 1. Amendments to Credit Agreement.

The Credit Agreement is hereby amended in the following respects:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "$275,000,000" now contained in the definition of "Commitment" and substituting therefor $350,000,000."

(b) Section 1.01 of the Credit Agreement is hereby further amended to delete the reference to "March 28, 2018" in the definition of "Maturity Date" and to substitute therefor "June 30, 2019."

(c) Section 1.01 of the Credit Agreement is hereby further amended to delete the reference to "$25,000,000" in the definition of "Swing Line Sublimit" and to substitute therefor "$40,000,000."

(d) Section 2.17 of the Credit Agreement is hereby amended to delete the reference to "$300,000,000" and substitute therefor "$400,000,000."

(e) Section 6.01(c) of the Credit Agreement is hereby amended by deleting the language now contained therein and substituting therefor the following: "other Recourse Indebtedness and obligations in connection with repurchase agreements, provided that the aggregate amount of such other Recourse Indebtedness and obligations in connection with repurchase agreements (exclusive of the Loans) which is not secured by Liens granted by the Borrower or one or more of its Subsidiaries does not exceed $250,000,000 at any time outstanding."

(f) Section 6.01 of the Credit Agreement is hereby further amended by adding new subsection (d) at the end thereof as follows:

> (d) other Recourse Indebtedness in connection with repurchase agreements and other obligations not permitted by the foregoing clauses of this Section, provided that the aggregate amount of such other Recourse Indebtedness in connection with repurchase agreements and other obligations in either case secured by Liens granted by the Borrower or one or more of its Subsidiaries to secure such Indebtedness (exclusive of the Indebtedness described in Schedule 6.01) does not exceed $75,000,000 at any time outstanding and provided further that the aggregate amount of Recourse Indebtedness in connection with obligations other than repurchase agreements (exclusive of the Indebtedness described in Schedule 6.01) secured by Liens granted by the Borrower or one or more of its Subsidiaries to secure such Indebtedness does not exceed $25,000,000 at any time outstanding.

(g) Section 6.02(e) of the Credit Agreement is hereby amended by deleting the language now contained therein and substituting therefor the following: "(e) Liens granted by the Borrower or one or more of its Subsidiaries (i) to secure the Indebtedness described in Schedule 6.01 and (ii) Liens to secure their obligations in connection with repurchase agreements and other obligations provided such obligations (exclusive of the Indebtedness described in Schedule 6.01) do not in the aggregate exceed $75,000,000."

(h) Section 6.02(f) of the Credit Agreement is hereby deleted.

(i) Section 6.05 of the Credit Agreement is hereby amended by deleting the reference to "$700,000,000" now contained therein and substituting therefor "$1,000,000,000", and is further amended by deleting the reference in clause (ii)(x) to "2012" and substituting therefor "2014" and deleting the reference in clause (iii) to "2011" and substituting therefor "2013".

(j) Section 6.10 of the Credit Agreement is hereby amended by deleting the language now contained therein and substituting therefor the following:

> The Borrower will not permit the aggregate amount of Non-FFELP Loans owned by the Borrower and its Consolidated Subsidiaries to exceed $900,000,000.

(k) The Commitment Schedule now attached to the Credit Agreement is hereby deleted and replaced with the Commitment Schedule attached to this Amendment.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") when, and only when, the Agent shall have received an executed counterpart of this Amendment from the Borrower, the Lenders and the Agent.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

(b) As of the date hereof, and giving effect to the terms of this Amendment, there exists no Default or Event of Default and the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference solely to an earlier date.

SECTION 4. Reference to and the Effect on the Agreement.

(a) On and after June 30, 2014, the Effective Date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Credit Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and general equitable principles.

SECTION 6. Headings. Section headings in this Amendment are included herein for convenience only and shall not constitute a part of this Amendment for any other purpose.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart to this Amendment by facsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8. Governing Law. The validity, construction and enforceability of this Amendment shall be governed by the internal law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date and year first above written.

NELNET, INC.,
as Borrower

By: /s/ James P. Kruger
Name: James D. Kruger
Title: CFO

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: [signature]
Name: Daniel S. Black
Title: Relationship Manager

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: [signature]
Name: Bill Weber
Title: Vice President

CITIBANK, N.A.,
as a Lender

By: /s/ Marina Donskaya
Name: MARINA DONSKAYA
Title: VP

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Patrizia Lloyd
Name: Patrizia Lloyd
Title: Authorized Signatory

FIRST NATIONAL BANK OF OMAHA,
as a Lender

By: [signature]
Name: Josh Tresoner
Title: Vice President

BANK OF MONTREAL, CHICAGO BRANCH,
as a Lender

By: [signature]
Name: Karen Louie
Title: Director

COMMITMENT SCHEDULE

Lender	Commitment
U.S. Bank National Association	$100,000,000
Wells Fargo Bank, National Association	$75,000,000
Citibank, N.A.	$75,000,000
Royal Bank of Canada	$50,000,000
First National Bank of Omaha	$25,000,000
Bank of Montreal, Chicago Branch	$25,000,000
TOTAL	$350,000,000